SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 10, 2001

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                       AMERICAN ACCESS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                            Florida 0-24575 59-341023
                          ---------- -------- ---------
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)






             37 Skyline Drive, Suite 1101, Lake Mary, Florida 32746
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           Address of principal executive offices, including zip code

       Registrant's telephone number, including area code: (407) 333-1446

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Item 5. Other Events

From October 10-15, 2001 holders of outstanding stock purchase warrants, including employees, consultants and investment bankers, exercised 1,286,522 stock purchase warrants at $1.25, $1.65 and $2.25 per share. No officers or directors of the Company sold shares pursuant to this warrant exercise. The Company has received $2,624,474.50 and issued 1,286,522 shares of its common stock.

Additionally, two promissory notes for which a full reserve had been taken at June 30, 2001 were repaid at October 15, 2001. The Company received $226,866.80, which included principal of $200,000 and interest of $26,866.80.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The following Exhibits are filed herewith:


     Exhibit No.                      Description
     ----------         ----------------------------------------

        99. Press release issued October 31, 2001 announcing the exercise of warrants by investment bankers and employees, generating capital for the Company.


ITEM 9. Regulation FD Disclosure

Registrant on October 31, 2001 issued a press release announcing it had received almost $2.9 million upon the exercise of stock purchase warrants, which is filed as Exhibit 99 herein.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AMERICAN ACCESS TECHNOLOGIES, INC.

     November 6, 2001                       By: s/John Presley
                                                ---------------------------
                                                John Presley, President